UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007

JAVA DETOUR, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization) 2121 Second Street, Suite C105 Davis, California (Address of principal executive offices)	000-52357 (Commission File Number)	20-5968895 (I.R.S. Employer Identification Number) 95618 (Zip Code)

Registrant’s telephone number, including area code: (530) 756-8020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information under Item 2.01, below, is herein incorporated by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 2, 2007, Java Detour, Inc. (the “Company”), through its wholly-owned subsidiary JDCO, Inc. (“JDCO”), sold to Java Nevada, LLC (“Java Nevada”) its right, title and interest in the assets related to its four company-owned gourmet coffee retail locations in the State of Nevada (the “Assets”), pursuant to an Asset Purchase Agreement dated July 11, 2007 by and between JDCO and Java Nevada (the “Purchase Agreement”). The purchase price for the Assets was (i) $200,000 in cash, (ii) $900,000 payable pursuant to a promissory note accruing interest at a fixed rate of 8% per annum and maturing on August 2, 2012, and (iii) the assumption by Java Nevada of certain liabilities related to the Assets, subject to limited exceptions set forth in the Purchase Agreement. Pursuant to the Purchase Agreement, the Company and JDCO also agreed to cause JDCO’s wholly-owned subsidiary, Java Detour (“JDCO Subsidiary”), to relinquish its rights to open additional company-owned gourmet coffee retail locations in the State of Nevada as granted under a Master Franchise Agreement dated as of December 6, 2006 between JDCO Subsidiary and Java Nevada.

The Purchase Agreement included customary, covenants, representations and warranties by the parties, including, among others, representations by JDCO regarding ownership of the Assets. Further, the principals of Java Nevada agreed to guaranty the payment obligations of Java Nevada under the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company currently believes that the sale of assets described in Item 2.01 will not have a material impact to earnings for fiscal year 2007. The pro forma financial information required to be filed in connection with the disposition described in Item 2.01 above are not included herein. The Company will file the required pro forma financial information by amendment.

(d) Exhibits.

Exhibit	Description
10.1	Asset Purchase Agreement dated as of July 11, 2007 between JDCO, Inc. and Java Nevada, LLC
99.1	Press Release dated August 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 7, 2007

JAVA DETOUR, INC.

	By:	/s/ Michael Binninger
Michael Binninger
Chief Executive Officer